SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                          Farmers & Merchants Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184




March 21, 2003



Dear Stockholder:

     The annual meeting of stockholders of Farmers & Merchants Bancorp (the "Company") will be held this year at 121 West Pine Street, Lodi, CA, on Monday, April 21, 2003, at 4:00 p.m. We look forward to your attendance.

     The enclosed proxy statement describes the business to be conducted at the annual meeting, which includes the election of directors, the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors and any other matters which properly come before the meeting.

     A copy of the Company's 2002 Annual Report to Stockholders is also enclosed.

     We hope you will be able to attend the annual meeting in person. A buffet consisting of hors d'oeuvres and refreshments will be served after the meeting. The directors and senior management greatly appreciate the interest expressed by our stockholders. Whether or not you plan to attend the annual meeting, it is important that you are represented and that your shares are voted. Accordingly, after reviewing the enclosed proxy statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope that has been provided for your convenience.


Sincerely,



/s/ Ole R. Mettler                       /s/ Kent A. Steinwert
Ole R. Mettler                           Kent A. Steinwert
Chairman of the Board                    President and Chief Executive Officer


Enclosures

                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be held April 21, 2003

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Farmers & Merchants Bancorp, a Delaware corporation (the Company) will be held at its Main Office, 121 West Pine Street, Lodi, CA, on Monday, April 21, 2003, at 4:00 p.m. to:

1.   Elect the  following  eleven (11)  directors to serve until the next annual
     meeting  of  stockholders  or  until  their   successors  are  elected  and
     qualified:

        Stewart C. Adams, Jr.                       Harry C. Schumacher
        Ralph Burlington                            Kevin Sanguinetti
        Edward Corum, Jr.                           Kent A. Steinwert
        Robert F. Hunnell                           Ole R. Mettler
        Calvin (Kelly) Suess                        Carl A. Wishek, Jr.
        James E. Podesta


2. Ratify the appointment of PricewaterhouseCoopers LLP by the Board of Directors, to act as the Company's independent auditors for the year ending December 31, 2003.

3. Act upon such other matters as may properly come before such annual meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 7, 2003 as the record date for determining the holders of the common stock of the Company entitled to notice of, and to vote at, the annual meeting and any adjournments thereof. A complete list of stockholders entitled to vote will be available at the office of the Secretary of the Company at 111 West Pine Street, Lodi, CA for the ten days prior to the meeting.

     You are strongly encouraged to attend the annual meeting. Please complete, sign and date, as promptly as possible, the enclosed proxy and immediately return it in the envelope provided for your use. This is important whether or not you plan to attend the annual meeting in person. The giving of such proxy will not affect your right to revoke such proxy or to vote in person, should you attend the annual meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS,


                                                  /s/Deborah Hodkin
                                                     Deborah  Hodkin
                                                     Secretary
Dated:  March 21, 2003

------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
      TO INSURE YOUR VOTE IS REPRESENTED, YOU ARE URGED TO COMPLETE, SIGN,
                      DATE AND PROMPTLY RETURN YOUR PROXY.

------------------------------------------------------------------------------

                                 PROXY STATEMENT
                           FARMERS & MERCHANTS BANCORP
                    121 West Pine Street, Lodi, CA 95240-2184

     This proxy statement is furnished to the stockholders of Farmers & Merchants Bancorp (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used in voting at the annual meeting of stockholders to be held on April 21, 2003 at 121 West Pine Street, Lodi, CA at 4:00 p.m., and at any adjournment or postponement thereof. All expenses incidental to the preparation and mailing, or otherwise making available to all stockholders of the notice, proxy statement and form of proxy will be paid by the Company. This proxy statement and the enclosed proxy are being mailed to the Company's stockholders on or about March 21, 2003.

     This proxy statement outlines the business to be conducted at the annual meeting, which includes the election of directors and the ratification of PricewaterhouseCoopers LLP as independent auditors.

Voting Rights and Vote Required

     Only stockholders of record at the close of business on March 7, 2003 (the "record date"), will be entitled to vote in person at the meeting or by proxy. On the record date, there were 733,021 shares of common stock outstanding and entitled to vote.

     Holders of common stock of the Company are entitled to one vote for each share held, other than with respect to the election of directors. Due to the application of Section 2115 of the California Corporations Code, each stockholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares of common stock held by such stockholder multiplied by the number of directors to be elected, and such stockholder may cast all of such votes for a single nominee or may distribute them among two or more nominees. For example, if you own 10 shares of common stock of the Company and 11 directors are being elected, you have 110 votes - you can cast all of them for one nominee, or two or more nominees if you so choose. No stockholder, however, shall be entitled to cumulate votes (i.e., cast for any one or more nominees a number of votes greater than the number of shares of common stock of the Company held by such stockholder) unless the name(s) of the nominee(s) has (have) been placed in nomination prior to the commencement of the voting in accordance with Article III, Section 3.4 of the Company's by-laws (which requires that nominations made other than by the Board of Directors be made by notification in writing delivered or mailed to the President of the Company not less than 30 days or more than 60 days prior to any meeting of stockholders) and, in accordance with Article II, Section 2.9 of the Company's by-laws, a stockholder has given at least two days written notice to the Secretary of the Company of an intention to cumulate votes prior to the vote. The Company's Annual Meeting of Stockholders is expected to be held on April 21, 2003. Accordingly, any stockholder nomination for the 2003 Annual Meeting of Stockholders, to be timely, must be received by the Company not later than March 22, 2003 and not earlier than February 20, 2003. If any stockholder has given such notice, all stockholders may cumulate their votes for nominees, in which event votes represented by proxies delivered pursuant to this proxy statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this proxy statement.

     In the election of directors, the 11 nominees receiving the highest number of votes will be elected. Ratification of the selection of the independent auditors and approval of such other matters which properly come before the meeting, if any, will require the affirmative vote of a majority of the shares represented and voting at the meeting provided the quorum requirements of
Article II, Section 2.7 of the by-laws are met, as described under the heading "Voting of Proxies - Quorum" below. Abstentions will not count as votes in favor of the election of directors or any other proposals.

Voting of Proxies - Quorum

     The shares represented by all properly executed proxies received in time for the meeting will be voted in accordance with the stockholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted "FOR" the election of the 11 nominees for director recommended by the Board of Directors, "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors, and voted at the discretion of the proxy holders on such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting). A majority of the shares entitled to vote represented either in person or by properly executed proxies, will constitute a quorum at the meeting. Abstentions and broker "non-votes" are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be included in tabulations of the votes cast on proposals presented to the stockholders and therefore will have the effect of a negative vote. Broker "non-votes" will not be counted for purposes of determining the number of votes cast for a proposal.

Revocability of Proxy

     A stockholder using the enclosed proxy may revoke the authority conferred by the proxy at any time before it is exercised by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company, or by appearing and voting by ballot in person at the meeting. In the event that signed proxies are returned without voting instructions, proxies will be voted in favor of election of the eleven (11) persons nominated for election as directors as set forth in this Proxy Statement, the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors, and such other matters, if any, which may properly come before the meeting (including any proposal to adjourn the meeting).

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the meeting, it will be proposed to elect eleven (11) directors of the Company, each to hold office until the next annual meeting and until their successors shall be elected and qualified. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the eleven (11) nominees named below.

     The following table sets forth the names of each of the nominees for election as a director, their age, their principal occupation for the past five years and the period during which they have served as director of the Company (or the Bank).

                                                             Principal Occupation                        Director
             Name               Age                         During Past Five Years                        Since
------------------------------- -------- ------------------------------------------------------------- -------------
Stewart C. Adams, Jr.             65     Attorney                                                          1997
------------------------------- -------- ------------------------------------------------------------- -------------
Ralph Burlington                  79     Retired, Former Co-owner San Joaquin Sulfur Co.                   1968
------------------------------- -------- ------------------------------------------------------------- -------------
Edward Corum, Jr.                 51     Owner, Corum Real Estate Investment Co.                           2003
------------------------------- -------- ------------------------------------------------------------- -------------
Robert F. Hunnell                 82     Retired, Former Owner, Hunnell's Pharmacy                         1970
------------------------------- -------- ------------------------------------------------------------- -------------
Ole R. Mettler                    85     Chairman of the Board and Retired Bank President                  1973
------------------------------- -------- ------------------------------------------------------------- -------------
James E. Podesta                  82     Orchardist                                                        1980
------------------------------- -------- ------------------------------------------------------------- -------------
Kevin Sanguinetti                 44     President, First American Title Co.                               2001
------------------------------- -------- ------------------------------------------------------------- -------------
Harry C. Schumacher               82     Retired since 1997, prior thereto President of the Bank           1997
------------------------------- -------- ------------------------------------------------------------- -------------
Kent A. Steinwert                 50     President and Chief Executive Officer since August 1997;          1998
                                         prior thereto, a senior officer with Bank of America
                                         National Trust and Savings Association
------------------------------- -------- ------------------------------------------------------------- -------------
Calvin (Kelly) Suess              67     Co-owner, Lodi Nut Company, Inc.                                  1990
------------------------------- -------- ------------------------------------------------------------- -------------
Carl A. Wishek, Jr.               64     Assistant Vice President of the Bank                              1988
------------------------------- -------- ------------------------------------------------------------- -------------

     None of the directors of the Company were selected pursuant to arrangements or understandings other than with the directors and stockholders of the Company acting within their capacity as such. There are no family relationships among the directors and executive officers of the Company, and none of the directors serves as a director of any company which has a class of securities registered under, or subject to periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any company registered as an investment company under the Investment Company Act of 1940.

     The Board does not anticipate that any of the nominees will be unable to serve as a director of the Company, but if that should occur before the meeting, the proxy holders, in their discretion, upon the recommendation of the Company's Board of Directors, reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable so to serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion, based upon the recommendation of the Board of Directors.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                           THE NOMINEES LISTED ABOVE.

Board of Directors Meetings

     During the calendar year ending December 31, 2002, the Board of Directors of the Company met eight (8) times and the Board of Directors of the Bank met fifty-two (52) times. Each incumbent attended more than 75% of the meetings of the Board of Directors and Committees on which they served.

Committees of the Board of Directors

     The Company's principal asset is its wholly-owned subsidiary, Farmers & Merchants Bank of Central California (the "Bank"). The Directors of the Company are also Directors of the Bank. As such, Bank Committees supervise and review the activities of the Bank, which in turn report to the Company's Board of Directors.

Nominating Committee

     The Board of Directors of the Company has a nominating committee; The Committee did not meet in 2002. The committee is comprised of the following voting members: Messrs. Mettler, Steinwert, Schumacher, Suess and Hunnell. The Committee identifies candidates to serve as Directors of the Bank and the Company in the event of future Board openings. As part of its nominating responsibilities, the Nominating Committee will consider candidates nominated by the stockholders of the Company for next year's meeting if the nomination is made in writing in accordance with Article III, Section 3.4 of the By-Laws of the Company, as described under the heading "Stockholder Proposals" below.

Audit Committee

     The Board of Directors of the Company has appointed an Audit Committee; which performs the functions of such a committee for the Company and the Bank. The Audit Committee oversees and monitors the activities of the internal and independent auditors of the Company and the Bank to ensure compliance with applicable laws. The Audit Committee reports to the Boards of Directors of the Bank and the Company, as appropriate. The Audit Committee reviews the reports of audits and examinations of the Bank and the Company made by the independent auditors, internal auditors and regulatory agencies. The Committee also reviews the examinations of Bank operations, loans and credits and reports the results to the Boards of Directors of the Bank and the Company. The Committee met fifteen (15) times in 2002 and is comprised of the following members: Messrs. Hunnell (Chairperson), Burlington, and Scheideman. (Director Scheideman retired effective February 28, 2003.)

Expense Committee

     The Expense Committee of the Bank reviews and examines all Bank and Company expenses on a monthly basis comparing the results with the established annual budget, the previous month and prior year, and proposes recommendations to management regarding controllable expenses. The Committee met thirteen (13) times in 2002 and is comprised of the following voting members: Messrs. Podesta (Chairperson), Suess and Wishek. Mr. Mettler is an Ex Officio member.

CRA Committee (Community Reinvestment Act)

     The CRA Committee monitors the Bank's efforts and responsibilities to comply with the Community Reinvestment Act. The Committee makes recommendations to the Board of Directors to assure the Bank is meeting the credit, investment and service needs of all segments of the communities it serves. The Committee met thirteen (13) times in 2002 and is comprised of the following voting members: Messrs. Suess (Chairperson), Podesta and Wishek. Mr. Mettler is an Ex Officio member.

Personnel Committee

     The Board of Directors of the Company has appointed a Personnel Committee. The same members have been appointed by the Bank's Board of Directors to serve as the Personnel Committee of the Bank as well. The Personnel Committee of the Company and the Bank reviews and establishes the general employment and compensation practices and policies of the Bank and approves procedures for the administration thereof. The Personnel Committee of both the Company and the Bank is comprised of the following voting members: Messrs. Schumacher (Chairperson), Sanguinetti and Adams. Mr. Mettler is an Ex Officio member. The Committee met five (5) times in 2002. None of the members of the Committee are officers or employees of the Company or the Bank.

Reports of the Personnel and Audit Committees

     The reports of the Personnel Committee and the Audit Committee and additional descriptions of their functions are as follows:

                        Report of the Personnel Committee
               of the Board of Directors on Executive Compensation

     The Personnel Committee of the Bank reviews and establishes the general employment and compensation practices and policies of the Bank and approves procedures for the administration thereof. The Board of Directors of the Bank, operating through its Personnel Committee, establishes annual executive compensation for the Chief Executive Officer of the Bank and the Company ("CEO") and the other executive officers based on their performance and regulatory publications that indicate compensation paid by other banks of similar size. This annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation, which can provide additional compensation if established performance measures are achieved.

     The aggregate salary and bonus earned by each of the named executive officers is set forth in the Summary Compensation Table below. Each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus. Bank performance measures are established each year based on the Bank's profit objectives. The extent to which these objectives are achieved determines the annual cash bonus, if any, and merit increase earned by such named executive officer.

     In evaluating the CEO's annual salary, the Personnel Committee uses a subjective evaluation as a basis for its decisions and considers the following factors: the Bank's net income, comparative executive compensation levels of peer groups, and current economic conditions. The performance measures used in determining the CEO's annual cash bonus are based on the same income objectives as all Company employees, namely the Company establishes an annual budget and performance is measured against specific budget objectives.

                                                  Respectfully Submitted,


                                                  Harry C. Schumacher
                                                  Stewart C. Adams, Jr.
                                                  Kevin Sanguinetti

             Report of the Audit Committee of the Board of Directors

     The Audit Committee oversees relevant accounting, risk assessment, risk management and regulatory matters. It meets with the Bank's and the Company's internal auditors and the independent auditors to review the scope of their work as well as to review quarterly and annual financial statements and regulatory and public disclosures with the officers in charge of financial reporting, control and disclosure functions. After reviewing the independent auditor's qualifications, partner rotation and independence, the Audit Committee also makes an annual recommendation to the Board of Directors regarding selection of the independent auditors. In addition, the Audit Committee reviews reports of examination conducted by regulatory agencies and follows up with management concerning any recommendations and required corrective action.

     The Audit Committee reports regularly to the Boards of Directors of the Bank and the Company and has the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants as it deems appropriate and necessary to perform its duties. Each of the directors serving on the Audit Committee has been determined by the Board of Directors to be "independent" as such term is defined by Rule 4200(a)(14) of the NASD's current listing standards.

     In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In connection with the December 31, 2002 financial statements of the Company, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the independent auditors the matters required by Independence Standards Board Statement No. 1. Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2002.

     The Board of Directors has approved a written charter of the Audit Committee which is attached to this Proxy Statement as Exhibit A hereto.

                                Respectfully submitted,


                                Robert F. Hunnell
                                Ralph Burlington
                                George Scheideman

                            Audit and Non-Audit Fees

Audit Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company's Forms 10-Q was $100,000. Less than 50% of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2002 were attributed to work performed by persons other than PricewaterhouseCoopers LLP's full-time, permanent employees.

Financial Information Systems Design and Implementation Fees

     There were no fees billed for professional services rendered for information technology services related to financial information systems design and implementation by PricewaterhouseCoopers LLP for fiscal year 2002.

All Other Fees

     The aggregate fees billed for services rendered by PricewaterhouseCoopers LLP other than for the services described above, including tax consulting, permitted internal audit outsourcing and other non-audit services, for fiscal year 2002 was $18,500.

     The Audit Committee considered whether the provision of the services other than the audit services is compatible with maintaining PricewaterhouseCoopers LLP's independence.

Executive Officers

     Set forth below is certain information regarding the executive officers of the Bank, with the exception of Mr. Steinwert whose information is set forth under "Nominees":

Name and Position(s)                         Age              Principal Occupation during the Past Five Years

Richard S. Erichson                          55      Executive  Vice  President and Senior  Credit  Officer of the Bank
Executive Vice President                             since  December  1998,  prior  thereto,  Senior  Vice  President &
& Senior Credit Officer                              Senior Commercial Banking Manager,  Bank of America National Trust
                                                     and Savings Association.

Deborah  Hodkin                              40      Executive Vice  President &  Chief  Administrative  Officer of the
Executive Vice President & Chief                     Bank  since   December  2000,   prior   thereto,   Executive  Vice
Administrative Officer and Secretary                 President &  Chief  Operations   Officer,   prior  thereto,   Vice
                                                     President & Chief Information Officer of Union Safe Deposit Bank
                                                     since 1997, prior thereto Vice President Loan Operations Administrator of
                                                     Stockton Savings Bank.

Chris C. Nelson                              48      Executive   Vice  President  and  Head  of  Retail  Banking  since
Executive Vice President & Head of                   December  2001,  prior  thereto Vice  President  On-line  Regional
Retail Banking  (Beginning December                  Sales and  Marketing  Wells Fargo Bank Since 2001,  prior  thereto
2001)                                                Senior Vice President, E-Commerce Bank of America since 1978.

John R. Olson                                50      Executive Vice President and Chief  Financial  Officer of the Bank
Executive Vice President                             since April 1996,  prior thereto,  Senior Vice President and Chief
& Chief Financial Officer and Assistant              Financial Officer of the Bank.
Secretary

Compensation of Directors and Executive Officers

     A Director who is not an employee of the Bank receives a monthly fee and a fee for each Bank Board Meeting attended. The monthly fee is $348.73 for each director, the Board Meeting fee is $400.00, and the Committee Meeting fee is $200.00. In addition, each Director who is not an employee of the Bank received a $10,000 bonus in 2002. Directors may elect to defer receipt of some or all directors' fees. Directors who are employees of the Bank receive no additional compensation for their services as Directors.

     Directors who are not active officers in the Bank do not participate in any retirement plans.

     All Directors are permitted to participate in the Bank's group insurance plan along with salaried employees. This plan is funded 66.67% by the Bank and 33.33% by the directors who are employees and 100% by directors who are not employees.

     The Bank plans to continue the payment of such fees for regular meetings of the Board and of the Committees of the Board.

     The following table sets forth the aggregate remuneration paid by the Bank during 2002, 2001, and 2000 for the services performed in all capacities by the Chief Executive Officer and each of the four highest paid Executive Officers of the Bank.

Summary Compensation Table                                                                              Long Term
                                                                                                      Compensation
                                                       Annual Compensation                               Awards
------------------ ----------------------------------- -------- ----------- ----------- -------------- ------------
                                                                                           Defined       Deferred
                                                                                         Contribution   Bonus Plan
      Name                       Title                  Year     Salary(1)     Bonus         Plans
------------------ ----------------------------------- -------- ----------- ----------- -------------- ------------
K.A. Steinwert     President & Chief Executive          2002      $373,235    $250,000        $25,855      $95,421
                   Officer of the Company and the
                   Bank (Effective Aug. 18, 1997)       2001       252,078     220,000         12,875       81,662

                                                        2000       244,487     180,000         13,225       73,063
------------------ ----------------------------------- -------- ----------- ----------- -------------- ------------

R.S. Erichson      Executive Vice President & Senior    2002      $205,168     $65,000        $25,855      $22,366
                   Credit Officer of the Bank
                   (Effective Dec. 14, 1998)            2001       176,162      60,000         12,875       19,461

                                                        2000       163,254      55,000         13,225       17,412
------------------ ----------------------------------- -------- ----------- ----------- -------------- ------------

S.A. Fleming(2)    Executive Vice President   Head      2002      $196,835     $65,000        $25,855      $22,366
                   of Business Banking  of the Bank
                   (Effective Nov. 1, 2001)             2001        29,817

------------------ ----------------------------------- -------- ----------- ----------- -------------- ------------

D.E. Hodkin        Executive Vice President, Chief      2002      $207,146     $70,000        $25,855      $22,366
                   Administrative Officer and
                   Secretary of the Company and the     2001       170,623      45,000         12,875       19,461
                   Bank (Effective Dec. 29,  2000)
------------------ ----------------------------------- -------- ----------- ----------- -------------- ------------

J.R. Olson         Executive Vice President & Chief     2002      $204,818     $55,000        $25,855      $22,366
                   Financial Officer, and Treasurer
                   of the Company and the Bank          2001       163,280      50,000         12,875       19,461

                                                        2000       153,733      45,000         13,225       17,412
------------------ ----------------------------------- -------- ----------- ----------- -------------- ------------

(1) In 2002 Bank employees received a one-time payment for accrued and unused vacation as part of a program to redesign the Bank's vacation benefit.
(2)  Mr. Fleming's employment with the Bank will end effective April 22, 2003.

Deferred Bonus Plan

     Each of the CEO and Executive Officers are participants under the Deferred Bonus Plan and are entitled to receive cash payments based on the long-term cumulative profitability of the Bank and its subsidiaries and a bonus factor determined for each participant. Deferred bonuses become payable to eligible participants after either the participant has become vested and his or her employment at the Bank terminates or there has been a "Change in Control" as defined in the Plan. Benefits pursuant to the Deferred Bonus Plan vest 0% during the first two years of participation, 25% per full year thereafter and after five years such benefits are fully vested.

Profit Sharing Plan

     Substantially all full-time employees of the Bank with one or more years of service also participate in a defined contribution profit sharing plan. Contributions to the profit sharing plan are made at the discretion of the Board of Directors and the Board can terminate the plan at any time. The Bank contributed $625,000 in 2002. Benefits pursuant to the Profit Sharing Plan vest 0% during the first four years of participation and after five years such benefits are fully vested.

Defined Benefit Pension Plan

     The amount of accrued contribution to the Bank's Defined Benefit Pension Plan cannot readily be separately calculated at this time by the plan actuaries. The Bank's contribution requirement for the plan in 2002 was $1,974,314 as determined by the actuaries. The maximum annual retirement benefits, which any of the above named individuals would be entitled to receive, as Officers of the Bank, assuming that all applicable conditions of the plan are met, is $18,000 annually. Mr. Mettler elected to withdraw his respective vested interest the year he reached normal retirement age 65 and is no longer a participant in the Defined Benefit Pension Plan. Current rules permit the inclusion of a pension plan table demonstrating benefits payable upon retirement. Since the maximum compensation payable to any employee, including Executive Officers is $18,000 per year, a pension table has been excluded:

o there is an actuarial formula by which benefits are determined which takes into account salary, years of service and a numerical factor; and

o the annual benefits payable upon retirement at "normal retirement age" for each of the named executive officers, e.g., if they remain employees until they reach age 65, the annual benefits upon retirement at normal retirement age will be as follows: K.A. Steinwert, $6,125; R.S. Erichson, $4,125; J.R. Olson, $18,000; D.E. Hodkin, $0. If not defined in the plan document, "normal retirement age" is the earliest time at which a participant may retire without any benefit reduction due to age (i.e., the age at which benefits are not reduced because of early retirement).

     Effective June 9, 2001, with the exception of employees who have reached age 55 and who have accumulated 10 years of service (as defined in the Plan), the Plan was amended to freeze the benefit accruals of the Plan participants. The effect of the amendment will be to freeze the participants' monthly pension benefit.

Money Purchase Plan

     A Money Purchase Plan was established by the Bank on January 1, 2001 to replace the defined benefit pension plan that was frozen effective June 9, 2001. Substantially all full-time employees of the Bank participate in the Money Purchase Plan, with the exception of employees that have reached age 55 and have accumulated 10 years of service who continue to accrue benefits under the Defined Benefit Pension Plan. Contributions to the Money Purchase Plan are made according to the predetermined set of criteria set forth in the Money Purchase Plan. The Bank contributed $522,000, for the year ended December 31, 2002. Benefits pursuant to the Money Purchase Plan vest 0% during the first four years of participation and after five years such benefits are fully vested.

Employment Contracts and Termination of Employment and Change in Control Arrangements

     The Bank renewed an employment agreement on December 5, 2000 with Kent A. Steinwert, the Bank's President and Chief Executive Officer. The agreement, which expires on December 4, 2003, is automatically renewable for additional two-year terms unless notice is provided. The agreement provides for a minimum base salary of $250,000 annually, annual salary increases at the discretion of the Board of Directors based upon performance, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Steinwert may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to twice his annual base salary.

     The Bank renewed an employment agreement on December 1, 2001 with Richard
S. Erichson, the Bank's Executive Vice President and Senior Credit Officer. The agreement, which expires on November 30, 2004, is automatically renewable for additional 1-year terms unless notice is provided. The agreement provides for a minimum base salary of $178,008 annually, annual salary increases beginning in 2003 at the times that the salaries of the other executive officers of the Bank are adjusted, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, particularly in connection with a change of control of the Bank, Mr. Erichson may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to his annual base salary.

     The Bank entered into an employment agreement on December 29, 2000 with Deborah Hodkin, the Bank's Executive Vice President and Chief Administrative Officer. The agreement, which expires on December 29, 2003, is automatically renewable for additional 1-year terms unless notice is provided. The agreement provides for a minimum base salary of $165,000 annually, annual salary increases beginning in 2002 at the times that salaries of the other executive officers of the Bank are adjusted, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances, in the event of termination of her employment, Ms. Hodkin may be entitled to receive severance compensation as set forth in her employment agreement up to an amount equal to her annual base salary.

     The Bank entered into an employment agreement on November 1, 2001, with Stephen A. Fleming as Executive Vice President and Head of Business Banking. This agreement was scheduled to expire on November 1, 2004, and provided for automatic renewals for one-year terms unless notice was provided. Mr. Fleming will continue employment with the Bank through April 22, 2003, at which time he will receive his present monthly salary and health insurance benefits until he obtains another position, subject to a maximum of twelve months per the terms of the employment agreement.

     The Bank entered into an employment agreement on December 10, 2001 with Chris C. Nelson, the Bank's Executive Vice President and Head of Retail Banking. This agreement, which expires on December 10, 2004, is automatically renewable for additional one-year terms unless notice is provided. The agreement provides for a minimum base salary of $145,016 annually, annual salary increases beginning in 2003 at the times that the salaries of the other executive officers of the Bank are adjusted, use of a Bank-owned automobile and certain insurance benefits. Under certain circumstances, in the event of termination of his employment, Mr. Nelson may be entitled to receive severance compensation as set forth in his employment agreement up to an amount equal to his annual base salary.

     The Bank entered into an agreement on February 4, 2003, with John R. Olson, the Executive Vice President and Chief Financial Officer of the Bank, under which he received a payment of $12,000 and he agreed to continue in such position until April 16, 2003, at which time he will leave its employment and become entitled to a severance benefit under which he will receive a lump sum payment of $20,000 plus his present monthly salary and health insurance benefits until one month after he obtains another position, subject to a maximum of twelve months.

     The Bank has not entered into any other employment agreements.

Certain Relationships and Related Transactions

     Certain directors and executive officers of the Bank and the Company and corporations and other organizations associated with them and members of their immediate families were customers of and engaged in banking transactions, including loans, with the Bank in the ordinary course of business in 2002. Such loans were made on substantially the same terms, including interest rates and collateral, as those available at the time for similar transactions with other persons. These loans did not involve more than the normal risk of collection or have other unfavorable features.

Compensation Committee Interlocks and Insider Participation

     Messrs. Schumacher, Sanguinetti and Adams, none of whom is or has been an officer or employee of the Company, served in 2002 as members of the Personnel Committee. During 2002, members of the Personnel Committee had loans or other extensions of credit outstanding from the Bank. These loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans are exempt from the loan prohibitions of the Sarbanes-Oxley Act of 2002 and did not involve more than the normal risk of collection or have other unfavorable features.

Indemnification

     The Company's Certificate of Incorporation and By-Laws provide for indemnification of officers, directors, employees and agents to the fullest extent permitted by Delaware law. Delaware law generally provides for the payment of expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred by the indemnitees provided such person acted in good faith and in a manner he or she reasonably believed not to be opposed to the best interests of the corporation and with respect to any criminal action or proceeding if he or she had no reasonable cause to believe his or her conduct was unlawful. However, in derivative suits, if the suit is lost, no indemnification is permitted in respect of any claim as to which the prospective indemnitee is adjudged to be liable for misconduct in the performance of his or her duty to the Company and then only if, and only to the extent that, a court of competent jurisdiction determines the prospective indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Finally, no indemnification may be provided in any action or suit in which the only liability asserted against a director is pursuant to a statutory provision outlawing loans, dividends, and distribution of assets under certain circumstances.

     The provisions regarding indemnification may not be applicable under certain federal banking and securities laws and regulations.

Compliance with Section 16(a) of The Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2002.

Performance Graph

     The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on common stock with (i) the cumulative total return of the American Stock Exchange market index, and (ii) a published index compiled by Media General Financial Services, Inc. of banks and bank holding companies throughout the United States (the industry group line depicted below). The following comparison covers the period December 31, 1997 to December 31, 2002. The graph assumes an initial investment of $100 on December 31, 1997 and reinvestment of dividends. The stock price performance set forth in the following graph is not necessarily indicative of future price performance.

     This graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this graph by reference.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                                [GRAPHIC OMITTED]

* Prior to April 30, 1999, Farmers and Merchants Bank of Central California.

Security Ownership of Certain Beneficial Owners and Management

     To the knowledge of the Company, as of the record date, no person or entity was the beneficial owner of more than five percent (5%) of the outstanding shares of the Company's common stock except as set forth below and in the following tables. For the purpose of this disclosure and the disclosure of ownership shares by management, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of the record date.

                 Name and Address            Amount and Nature of      Percent
Title of Class   of Beneficial Owner         Beneficial Ownership (1)  of Class
--------------   -------------------         --------------------      --------

Common Stock     Sheila M. Wishek                  48,210                6.58%
                 2200 Polk St.
                 San Francisco, CA 94109
Common Stock     C.A. Wishek, Jr.                  43,368                5.92%
                 P.O. Box 906
                 Lodi, CA 95241
Common Stock     Bruce Mettler                     38,822                5.30%
                 17901 N. Cherry Road
                 Lodi, CA 95240
Common Stock     Joan Rider                        37,138                5.07%
                 26 Corrala Vista Drive
                 Watsonville, CA, 95076
----------------------
(1) Shares are beneficially owned, directly and indirectly, together with spouses, and unless otherwise indicated, holders share voting power with their spouses.

     The following table shows the number of common shares and the percentage of the total shares of common stock of the Company beneficially owned (as previously discussed) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the four other most highly compensated executive officers of the Bank and by all directors and executive officers of the Company and of the Bank as a group as of the record date.

                                            Amount of Common Stock
                                           Owned and Nature of          Percent
Name and Address of Beneficial Owner (1)   Beneficial Ownership (2)    of Class
----------------------------------------   ------------------------    --------

Stewart C. Adams, Jr.                                  1,519               *
Ralph Burlington                                       2,466               *
Edward Corum, Jr.                                          -               *
Richard S. Erichson                                      779               *
Stephen A. Fleming                                       -                 *
Deborah  Hodkin                                           11               *
Robert F. Hunnell                                      1,530               *
Ole R. Mettler                                        23,722             3.24%
John R. Olson                                            -                 *
James R. Podesta                                         913               *
Kevin Sanguinetti                                      1,001               *
Harry C. Schumacher                                    4,706               *
Kent A. Steinwert                                      3,735               *
Calvin (Kelly) Suess                                     712               *
Carl A. Wishek, Jr.                                   43,368             5.92 %

All directors and executive officers
as a group (16 persons)                               84,504            11.53 %
-------------------
*    Indicates less than 1%.
(1) Unless otherwise indicated, the business address for each of the persons listed in the table is 111 West Pine Street, Lodi, CA, 95240-2184.
(2) Shares are beneficially owned, directly and indirectly, together with spouses, and, unless otherwise indicated, holders share voting power with their spouses.

                                   PROPOSAL 2

                            RATIFICATION OF AUDITORS

     At the meeting a vote will be taken on a proposal to ratify the appointment of PricewaterhouseCoopers LLP, by the Board of Directors, to act as independent auditors of the Company for the year ending December 31, 2003.
PricewaterhouseCoopers LLP are independent accountants. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
           PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE
                         YEAR ENDING DECEMBER 31, 2003.

                 STOCKHOLDER PROPOSALS FOR 2004 PROXY STATEMENT

     Under the Rules of the Securities and Exchange Commission, if a stockholder intends to include a proposal in the Company's Proxy Statement and form of proxy for presentation at the Company's 2004 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by November 22, 2003.

     In addition to these advance notice requirements, there are other requirements that a stockholder must meet in order to have a proposal included in the Company's Proxy Statement under the rules of the Securities and Exchange Commission.

     In addition, Article III, Section 3.4 of the By-Laws of the Company provides a procedure for nomination for election of members of the Board of Directors of the Company. Nominations for election to the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made by notification in writing delivered or mailed to the President of the Company not less than thirty (30) days or more than sixty (60) days prior to any meeting of stockholders called for election of directors, provided, however, that if less than twenty-one (21) days notice of the meeting is given to stockholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. If the Company's 2004 Annual Meeting of Stockholders is held on the third Monday of April (as it will be in 2003), any stockholder nomination, to be timely, must be received by the Company not later than March 20, 2004 and not earlier than February 19, 2004. Notification must contain certain information as to each proposed nominee and as to each person acting alone or in conjunction with one or more persons, in making such nomination or in organizing, directing or financing such nomination. If the Chairman of the meeting acknowledges the nomination of a person not made in accordance with the foregoing procedures, the persons named as proxies in the proxy materials relating to the meeting will use their discretion in voting the proxies when the nomination is made at the meeting. A copy of the By-Laws of the Company can be obtained by written request to the Secretary of the Company, Deborah Hodkin, 111 West Pine Street, Lodi, CA 95240-2184.

     Pursuant to Article II, Section 2.6 of the Company's By-Laws, in order for other business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and must have been a stockholder of record at the time such notice is given. To be timely, a stockholder's notice shall be delivered to or mailed (by United States registered mail, return receipt requested) and received at the principal executive offices of the Company not less than seventy (70) days nor more than ninety (90) days prior to the first anniversary date of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than twenty (20) days, or delayed by more than seventy (70) days, from such anniversary date, notice by a stockholder to be timely must be so delivered or mailed (by U.S. registered mail, return receipt requested) and received not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Notice of any stockholder proposal by a stockholder to properly bring business before the 2004 annual meeting, to be timely, must be received by the Company no later than February 9, 2004, and no earlier than January 20, 2004. Such stockholder's notice to the Secretary must contain certain additional information, which is more particularly described in Article II, Section 2.6 of the Company's By-Laws. No business shall be conducted at an annual meeting of stockholders unless proposed in accordance with the foregoing procedures. The Chairman of the meeting shall, if the factors warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the foregoing procedure and such business shall not be transacted.

                                  ANNUAL REPORT

     Together with this proxy statement, Farmers & Merchants Bancorp has distributed to each of its stockholders an annual report for the year ended December 31, 2002. The annual report contains the consolidated financial statements of the Company and the Bank and the report thereon of PricewaterhouseCoopers LLP, the Company's independent public accountants.

     Upon written request by any person entitled to vote at the meeting, addressed to Deborah Hodkin, Secretary of the Company, at 111 West Pine Street, Lodi, CA 95240-2184, we will provide, without charge, a copy of the Company's 2002 Annual Report on Form 10-K, including the financial statements and the schedules thereto filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                                  OTHER MATTERS

     The management of the Company is not aware of any other matters to be presented for consideration at the meeting or any adjournments or postponements thereof. If any other matters should properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best business judgment, pursuant to the discretionary authority granted therein.



         BY ORDER OF THE BOARD OF DIRECTORS



        /s/Deborah Hodkin
         Deborah Hodkin
         Secretary

                                    Exhibit A

-------------------------------------------------------------------------------
                             Audit Committee Charter
-------------------------------------------------------------------------------

     This Audit Committee Charter provides general guidelines for members of the Audit Committee (the "Committee") of the Board of Directors of Farmers & Merchants Bank of Central California (the "Bank"). These guidelines will assist the Committee in its efforts to ensure ongoing adequacy of the Bank's internal audit system as recommended by section 132 of the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA), the rules and regulations of the Securities and Exchange Commission and the AICPA's Auditing Standards Board. The Audit Committee of the Board of Directors of the Bank shall also serve to discharge the functions and responsibilities of the Audit Committee of the Board of Directors of the Company, as described hereinafter.

COMMITTEE MEMBERSHIP

     The Committee shall be composed of at least three outside Directors of the Board who are independent of management of the Bank and the Company. The Board shall annually determine whether members are "independent" of management of the Bank and the Company as such term is defined by Rule 4200(a)(14) of the NASD's current listing standards. At least one member of the Committee shall have accounting or financial management expertise.

COMMITTEE MEETINGS

     The Committee shall meet at least bi-monthly to review all recent audit reports (including reports by internal auditors, independent public accountants, and/or regulatory agencies). Management reports shall also be reviewed as they relate to audit findings. The Committee shall maintain and report to the Boards of the Company and the Bank, the minutes and other relevant records of their meetings and decisions.

AUDIT SYSTEM

The Committee shall approve an internal audit system, which provides for:

O AUDIT PROGRAMS. These items will be annually presented by the internal auditor:

     >>   Scope and frequency of the audit work

     >>   Documentation of the work performed

     >>   Conclusions reached and reports issued

O PROGRAM EFFECTIVENESS. Audit reports and responses thereto shall be presented to determine if controls are effective and if appropriate corrective action has been taken.

O AUDIT ARRANGEMENTS. The independent auditor, operations auditor and credit examination vendors are ultimately accountable to the Board of Directors and Audit Committee. It is management's responsibility to evaluate and recommend vendor selection and replacement. It is the Committee's responsibility to review management's recommendation and recommend approval to the Board of Directors. It is the Board's responsibility to approve and replace the independent auditor, if deemed appropriate or necessary. The Committee shall preapprove all non-audit engagements of the independent auditor. The Committee shall review the report by the independent auditor which is required by Section 10A of the Securities Exchange Act of 1934. The following information shall be presented to the Committee with management's recommendations at least annually:

     >>   Written Agreement. Annual written contract or engagement letter.
     >> Vendor Competence. A resume and references for each individual responsible for maintaining the audit relationship.
     >>   Vendor Independence. A formal written statement of independence.

FINANCIAL REPORTING

The Committee shall:

>> Review the Company's Forms 10-Q and 10-K prior to presentation to the Board and filing with the Securities and Exchange Commission and recommend inclusion of the Company's financial statements therein.

>> Report to the Board that its members have reviewed the Forms 10-Q and 10-K, and whether anything came to the attention of the Committee members which caused them to believe that the financial statements included therein contain any materially misleading statements or omit any material information.

>> The Committee shall review and discuss with management, the internal auditor and the independent auditor the matters relating to the conduct of the audit required to be discussed by SAS Nos. 61 and 90 (Communications with Audit Committees).

>> Ensure that a copy of this Charter is disclosed in the Company's Proxy Statement at least every three years.